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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Selection 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      December 11, 1996
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                               QUIDEL CORPORATION
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             (Exact name of registrant as specified in its charter)

   Delaware                     0-10961                          94-2573850
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(State or other               (Commission                      (IRS Employer
jurisdiction of              File Number)                   Identification No.)
incorporation)

      10165 McKellar Court             San Diego, California        92121
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code         (619) 552-1100
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                                      N/A
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         (Former name or former address, if changed since last report)
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         This Report is filed pursuant to Item 5 of Form 8-K to report the adoption of a stockholder rights plan by Quidel Corporation. Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto:

           EXHIBIT               DESCRIPTION
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                1                Summary of the Rights issued pursuant to the
                                 Rights Agreement dated as of December 31, 1996 between Quidel Corporation and American Stock
                                 Transfer & Trust Company, as Rights Agent.

                2 Quidel Corporation press release of December 20, 1996 regarding approval by Quidel Corporation's board of directors of the adoption of a stockholder rights plan.

                3 Form of letter to be sent to stockholders announcing the adoption of a stockholder rights plan and transmitting a summary of the rights.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 8, 1997             QUIDEL CORPORATION

                                   By: /s/ STEVEN C. BURKE
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                                       Steven C. Burke
                                       Vice President-Finance and Administration
                                       and Chief Financial Officer